Exhibit 10.8

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of JULY 8, 2024, is made by and between First Choice Healthcare Solutions, Inc., a Delaware corporation (the “Company”), and ________________________ (the “Holder”).

WHEREAS, pursuant to that certain [Series A Convertible Preferred Stock Subscription Agreement dated _______/ 10% Senior Secured Convertible Note dated _______/ 35% Senior Secured Convertible Note dated _______/ Promissory Note dated _______/ _______Agreement dated _______.] (the “Purchase Agreement”) dated as of _______, [as amended on _______], [and the warrant agreement dated _______ (the “Existing Warrants”)] by and between the Holer and the Company, the Holder [purchased from/ lent to] the Company amounts totaling $__________ (the “Existing Holding”); and

WHEREAS, the Company has authorized a new series of convertible preferred stock designated as Series C Preferred Stock, $0.0001 par value, the terms of which are set forth in the Certificate of Designation (the “Certificate of Designation”) in the form attached hereto as Exhibit A (the “Preferred Stock”), which Preferred Stock shall be convertible (the “Conversion Shares”) into the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), in accordance with the terms of the Certificate of Designation;

WHEREAS, the Company also intends to exchange the existing warrants (if any) issued to the Holder for new warrants representing the right to purchase shares of Common Stock, the terms of which are set forth in the Warrant in the form attached hereto as Exhibit B; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Holder, and the Holder desires to exchange with the Company effective on the closing of the Company’s sale of its Common Stock in an Initial Public Offering involving a listing of such Common Stock on a national securities exchange (a “ Qualified Financing”) the Existing Holding (including all accrued interest thereon through the date of exchange) for (i) new shares of Series C Preferred Stock; and (ii) new warrants representing the right to purchase Common Stock in lieu of the Existing Warrants (if any) held by the Holder.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Holder agree as follows:

1. Terms of the Exchange. Effective on the closing of a Qualified Offering, the Company and Holder agree that the Holder will exchange the Existing Holding, and will relinquish any and all other rights Holder may have arising under or related to the Existing Holding, and the Purchase Agreement/ Warrant Agreement (except as set forth in Section 7 herein), in exchange for:

(i)	such number of shares of Preferred Stock equal to 135% of the principal amount under the Purchase Agreement, plus the amount of accrued interest through the date of the exchange divided by 1000 (the “Exchange Shares”); and
(ii)	such warrants representing the right to purchase shares of Common Stock equal to 50% of the principal amount under the Existing Warrants (if any) held by the Holder (the “Exchange Warrants”).

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1. Closing. Upon satisfaction of the conditions set forth herein, a closing shall occur at the principal offices of the Company, or such other location as the parties shall mutually agree. At closing, Holder shall deliver the instruments representing the Existing Holding to the Company and the Company shall deliver to such Holder a certificate representing the Exchange Shares and the Exchange Warrants in the name(s) and amount(s) as requested by the Holder.

2. Further Assurances

Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

3. Representations and Warranties of the Holder. The Holder represents and warrants, as of the date hereof and as of the closing, to the Company as follows:

a. Authorization; Enforcement. The Holder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Holder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Holder and no further action is required by the Holder. This Agreement has been (or upon delivery will have been) duly executed by the Holder and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Holder enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

c. Information Regarding Holder. Holder is an “accredited investor”, as such term is defined in Rule 501 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Holder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Holder has the authority and is duly and legally qualified to purchase and own the Exchange Shares and the Exchange Warrants. Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

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d. Legend. The Holder understands that Exchange Shares and the Exchange Warrants have been issued (or will be issued in the case of the Conversion Shares ) pursuant to an exemption from registration or qualification under the Securities Act and applicable state securities laws, and except as set forth below, the Exchange Shares and the Exchange Warrants, and, when issued, the Conversion Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

e. Removal of Legends. Certificates evidencing the Exchange Shares and the Exchange Warrants shall not be required to contain the legend set forth in Section 4(d) above or any other legend (i) while a registration statement covering the resale of such Conversion Shares is effective under the Securities Act, (ii) following any sale of such Conversion Shares pursuant to Rule 144 (as defined herein) (assuming the transferor is not an affiliate of the Company), (iii) if such Exchange Shares or Exchange Warrants are eligible to be sold, assigned or transferred under Rule 144 and the subscriber is not an affiliate of the Company (provided that the Holder provides the Company with reasonable assurances that such Exchange Shares are eligible for sale, assignment or transfer under Rule 144), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that the Holder provides the Company with an opinion of counsel to the Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Exchange Shares and Exchange Warrants may be made without registration under the applicable requirements of the Securities Act or (v) if such legend is not required under applicable requirements of the Securities Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the Commission). If a legend is not required pursuant to the foregoing, the Company shall no later than three (3) business days following the delivery by the Holder to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Exchange Shares and/ or Exchange Warrants (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from the Holder as may be required above in this Section 4(e), as directed by the Holder, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such securities are Conversion Shares, Exchange Shares or Exchange Warrants, credit the aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the Holder, a certificate representing such Exchange Shares or Exchange Warrants that are free from all restrictive and other legends, registered in the name of the Holder or its designee. The Company shall be responsible for any transfer agent fees or DTC fees with respect to any issuance of Exchange Shares and Exchange Warrants and the removal of any legends with respect to any Exchange Shares or Exchange Warrants in accordance herewith, including, but not limited to, fees for the opinions of counsel rendered to the transfer agent in connection with the removal of any legends.

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f. Restricted Securities. The Holder understands that: (i) the Exchange Shares or Exchange Warrants have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Holder shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Holder, in a form reasonably acceptable to the Company, to the effect that such Exchange Shares or Exchange Warrants to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Holder provides the Company with reasonable assurance that such Exchange Shares or Exchange Warrants can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); and (ii) any sale of the Exchange Shares or Exchange Warrants made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Exchange Shares or Exchange Warrants under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC promulgated thereunder.

4. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

a. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Exchange Documents”) and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and the Company’s shareholders, if required, and no further action is required by the Company or the Board of Directors of the Company in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b. Organization and Qualification. The Company is duly organized and validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authorization to own its properties and to carry on their business as now being conducted and as presently proposed to be conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company, (ii) the transactions contemplated hereby or in any of the other Exchange Documents or (iii) the authority or ability of the Company to perform any of its obligations under any of the Exchange Documents. There is no Person (as defined below) in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any governmental entity or any department or agency thereof.

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c. No Conflict. The execution, delivery and performance of the Exchange Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation (as defined below) or other organizational documents of the Company, any capital stock of the Company or Bylaws (as defined below) of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of principal market in which the Company’s securities are listed (the “Principal Market”)) applicable to the Company by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

d. No Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Exchange Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date of this Agreement, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Exchange Documents.

e. Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Holder contained herein, the offer and issuance by the Company of the Exchange Shares or Exchange Warrants is exempt from registration under the Securities Act. The Company covenants and represents to the Holder that neither the Company nor any of its Subsidiaries has received, anticipates receiving, has any agreement to receive or has been given any promise to receive any consideration from the Holder or any other Person in connection with the transactions contemplated by the Exchange Documents.

f. Issuance of Exchange Shares or Exchange Warrants. The issuance of the Exchange Shares is duly authorized and upon issuance in accordance with the terms of the Exchange Documents shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof. Upon issuance or conversion in accordance with the Certificate of Designation as set out in the form under Exhibit A and the Warrants as set out in the form under Exhibit B, the Exchange Shares or Exchange Warrants, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

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5. Additional Acknowledgements; Registration Rights. The Holder and the Company confirm that the Preferred Stock and the Exchange Warrants have been issued to the Holder solely in exchange for the Holder’s surrender of the instruments representing the Existing Holding and the rights attendant thereto, and the Company has not received any other consideration for the transactions contemplated by this Agreement. Pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act and the rules and regulations promulgated thereunder as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule 144, the holding period of the Exchange Shares or the Exchange Warrants (including the Conversion Shares issuable upon conversion thereof) tacks back to _______, being the most recent amendment to the instrument for the Existing Holding/ date of execution of the instrument for the Existing Holding. The Company agrees not to take a position contrary to this paragraph. Notwithstanding the foregoing, in the event that counsel for Holder advises Holder that it is unable to sell all the Exchange Shares under Rule 144 without limitation, the Company, at its expense, shall promptly prepare, file and process a registration statement covering the resale of the Exchange Shares not being eligible to be resold under Rule 144.

6. Recission. Notwithstanding anything in this Agreement to the contrary, if the Company has not consummated a Qualified Financing by December 31, 2024, then, at the option of Holder, this Agreement and the transactions contemplated hereby will be terminated, rendered null and void, and the instruments representing the Existing Holding of the Holder will remain issued, outstanding, valid and legally binding on the Company.

7. Miscellaneous.

a. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

b. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of Florida without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Middle District of Florida for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d. Counterparts/ Execution. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

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e. Notices. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth below, or to such other address as either party may notify the other in writing.

If to the Company, to:	Lance Friedman

Chief Executive Officer

First Choice Healthcare Solutions, Inc.

95 Bulldog Blvd, Suite 202

Melbourne, Florida 32901

If to Holder, to the address set forth on the signature page of the Holder.

f. Expenses. Except as otherwise provided for herein, the parties hereto shall pay their own costs and expenses in connection herewith.

g. Entire Agreement; Amendments. This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

h. Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

By:

Name:	Lance Friedman

Title:	Chief Executive Officer

HOLDER:

By:

Name:

Title:

Address for Notices:

Address for delivery of Exchange Shares and/ or Exchange Warrants:

SAME AS ABOVE

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EXHIBIT A

CERTIFICATE OF DESIGNATION FOR SERIES C PREFERRED STOCK

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EXHIBIT B

FORM OF WARRANT

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Certificate Of Designation

Of

First Choice Healthcare Solutions, Inc.

SERIES C PREFERRED STOCK

On behalf of First Choice Healthcare Solutions, Inc., a Delaware corporation (the “Company”), the undersigned hereby certifies that the following resolution has been duly adopted by the board of directors of the Company (the “Board”):

RESOLVED, that, pursuant to the authority granted to and vested in the Board by the provisions of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), there is hereby created, out of the 1 million (1,000,000) shares of preferred stock, par value $0.0001 per share, of the Company authorized by the Certificate of Incorporation (“Preferred Stock”), a series of Series C Preferred Stock, consisting of fifty thousand (50,000) shares, which series shall have the following powers, designations, preferences and relative participating, optional and other special rights, and the following qualifications, limitations and restrictions:

1. Designation. This series of Preferred Stock shall be designated and known as “Series C Preferred Stock.” The number of shares constituting the Series C Preferred Stock shall be fifty thousand (50,000) shares, with a stated value of $1,000.00 per share (the “Stated Value”).

2. Dividends in Cash or in Kind. Each share of Series C Preferred Stock shall be entitled to receive, and the Company shall pay, dividends at a rate of fifteen percent (15%) of the Stated Value thereof per annum, payable quarterly, beginning on the date each such share was issued and ending on the date that such share of Preferred Share has been converted to Common Stock. At the sole option of the Company, dividend payments may be made in cash or by issuance of additional shares of Series C Preferred Stock valued at the Stated Value thereof. For each share of Preferred Stock, quarterly dividends thereon shall be due and payable on the 120th day after its initial issuance, and on or before each 120th day thereafter.

3. Liquidation Preference.

a. In the event of any dissolution, liquidation or winding up of the Company (a “Liquidation”), whether voluntary or involuntary, the Holders of Series C Preferred Stock shall be shall be entitled to receive out of the assets, whether capital or surplus, of the Company, an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon, for each share of Preferred Stock before any distribution or payment shall be made to the holders of the Common Stock and the holders of any other class of Preferred Stock. If the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Series C Preferred Stock shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

b. A sale of all or substantially all of the Company’s assets or an acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, a reorganization, consolidated or merger) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company (a “Change in Control Event”), shall be deemed to be a Liquidation for purposes of this Certificate of Designations.

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4. Conversion of Series C Preferred Stock. All shares of Series C Preferred Stock shall be convertible to Common Stock as follows:

a. Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time, at the option of the Holder thereof, into that number of shares of Common Stock of the Company (the “Common Stock”), subject to the limitations set forth in Section 4(f), determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile or email such Notice of Conversion to the Company (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Company is delivered. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Company unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Series C Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b. Conversion Price. The conversion price (the “Conversion Price”) for the Series C Preferred Stock shall be the amount equal to the lowest of the VWAP for the Common Stock for the three (3) trading days, five (5) trading days and thirty (30) trading days immediately preceding the date of such conversion, with the exception of any conversion made during the first three (3) trading days on which the Company’s common stock is listed on a national securities exchange. For any conversion made during the first three (3) trading days on which the Company’s common stock is listed on a national securities exchange, the Conversion Price shall be equal to the per-share price for the Company’s initial underwritten registered public offering on the national securities exchange. All such foregoing determinations will be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such measuring period. “VWAP” means the dollar volume-weighted average price for the Common Stock on the principal securities exchange or securities market on which the Common Stock is then traded. Notwithstanding the foregoing, in no case shall the Conversion Price be less than $1.00 per share as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the date thereof (the “Floor Price”).

c. Mechanics of Optional Conversion. To effect the optional conversion of shares of Series C Preferred Stock in accordance with Section 4(b) of this Certificate of Designations, any Holder of record shall send a written notice of conversion to the Company at its principal executive offices setting forth therein the number of shares being converted, the number of shares of Common Stock issuable upon such conversion and the delivery instructions (for purposes of this Certificate of Designations, the “Optional Conversion Date”). Within one business days after the Optional Conversion Date, the Company shall issue and deliver to such Holder, or its nominee, in book entry or at such Holder’s address as it appears on the records of the stock transfer agent for the Series C Preferred Stock, if any, or, if none, of the Company, a certificate or certificates for the number of whole shares of Common Stock issuable upon such conversion in accordance with the provisions hereof. No stock certificate shall be required to be surrendered unless the Holder have converted all shares of Series C Preferred Stock. Shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock shall, if free of restrictive legends, be delivered electronically through the Depository Trust Company in cooperation with the holder.

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d. No Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series C Preferred Stock. In lieu of any fractional share to which the Holder would be entitled but for the provisions of this Section 4(d) based on the number of shares of Series C Preferred Stock held by such Holder, the Company shall issue a number of shares to such Holder rounded up to the nearest whole number of shares of Common Stock. No cash shall be paid to any Holder of Series C Preferred Stock by the Company upon conversion of Series C Preferred Stock by such Holder.

e. Reservation of Stock. The Company shall at all times when any shares of Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

f. Limitation on Beneficial Ownership. Notwithstanding anything to the contrary set forth in this Certificate of Designations, at no time may all or a portion of the Series C Preferred Stock be converted if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules thereunder) more than 4.99% of all of the Common Stock outstanding at such time (the “4.99% Beneficial Ownership Limitation”); provided, however, that upon the Holder providing the Company with sixty-one (61) days’ advance notice (the “4.99% Waiver Notice”) that the Holder would like to waive this Section 4(f) with regard to any or all shares of Common Stock issuable upon conversion of the Series C Preferred Stock, this Section 4(f) will be of no force or effect with regard to all or a portion of the Series C Preferred Stock referenced in the 4.99% Waiver Notice but shall in no event waive the 9.99% Beneficial Ownership Limitation described below. Notwithstanding anything to the contrary set forth in this Certificate of Designations, at no time may all or a portion of the Series C Preferred Stock be converted if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by the Holder at such time, would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the 1934 Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time (the “9.99% Beneficial Ownership Limitation” and the lower of the 9.99% Beneficial Ownership Limitation and the 4.99% Beneficial Ownership Limitation then in effect, the “Maximum Percentage”). By written notice to the Company, a holder of Series C Preferred Stock may from time to time decrease the Maximum Percentage to any other percentage specified in such notice. For purposes hereof, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its stock transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a holder of Series C Preferred Stock, the Company shall within three (3) business days confirm orally and in writing to such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Series C Preferred Stock, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported, which in any event are convertible or exercisable, as the case may be, into shares of the Company’s Common Stock within 60 days of such calculation and which are not subject to a limitation on conversion or exercise analogous to the limitation contained herein. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(f) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

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g. Mandatory Conversion. If, for a period of five (5) consecutive trading days, the closing bid price for the Company’s Common Stock is not less than 150% of the per-share price for the Company’s initial underwritten registered public offering on a national securities exchange (the “Mandatory Conversion Price”) and the trading volume for each trading day during such period exceeds $1,000,000, as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the date of thereof, the Company may, at its option and upon a written notice (each such notice, a “Mandatory Notice”) given to all holders of Series C Preferred Stock not less than two (2) business days following the completion of such five-trading-day period, effect the mandatory conversion of the Series C Preferred Stock, at the Mandatory Purchase Price. Upon issuance of a Mandatory Notice, each holder of Series C Preferred Stock shall surrender their Series C Preferred Stock for conversion. After the Company has given a Mandatory Notice, any and all subsequent Mandatory Notices may be given not less than ten (10) trading days after the previous Mandatory Notice. Any mandatory conversion pursuant to this section shall be limited to the extent necessary to comply with the limitations on beneficial ownership then in effect pursuant to Section 4(f).

h. Expenses of Conversion. All incidental expenses related to the conversion of Series C Preferred Stock to Common Stock, including transfer agent fees and the cost of any required legal opinions, shall be borne by the Company.

i. Repurchase of Preferred Stock. In the event that (a) the Company is conducting any financing whether equity, debt or a combination thereof and (b) on the closing thereof, the Common Stock is trading below the Floor Price, the Company shall use of the proceeds from the financing to purchase any remaining shares of the Series C Preferred Stock at the then Stated Value.

5. Voting. The holders of Series C Preferred Stock shall have the right to vote as-if-converted to Common Stock all matters submitted to a vote of holders of the Company’s Common Stock, including the election of directors, and all other matters as required by law, subject to the limits on beneficial ownership contained in Section 4(f), above. There is no right to cumulative voting in the election of directors. The holders of Series C Preferred Stock shall vote together with all other classes and series of Common Stock of the Company as a single class on all actions to be taken by the Common Stock holders of the Company except to the extent that voting as a separate class or series is required by law. As long as any shares of Series C Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series C Preferred Stock directly and/or indirectly (a) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend this Certificate of Designations, (b) authorize or create any class of stock ranking as to redemption or distribution of assets upon a Liquidation senior to the Series C Preferred Stock or, (3) authorize or create any class of stock ranking as to dividends senior to the Series C Preferred Stock.

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6. Lock-up; Leak-Out; Share Freeze The sale of shares of Common Stock received upon conversion of Series C Preferred Stock by all holders or former holders of Series C Preferred Stock shall be (a) at the request of the underwriter, prohibited for a sixty (60) day period commencing on the closing of the Company’s initial public offering and (b) thereafter, limited, for any trading day, to an aggregate of fifteen percent 15% of the daily trading volume for the Common Stock on such trading day (the “Daily Limit”). Each holder and former holder of Series C Preferred Stock shall, in accordance with this provision, be entitled to sell up to their pro rata share of the Daily Limit on any trading day. The available pro rata share of the Daily Limit for each such holder and former holder shall be calculated by dividing the number of shares of Series C Preferred Stock originally issued to such holder by the total number of shares of Series C Preferred Stock originally issued to all holders. Additionally, for the three (3) trading days following the trading day that the Common Stock initially is equal to or less than the Floor Price no holder may sell in the public market any shares of Common Stock received upon conversion of the Series C Preferred Stock.

7. Amendment. Any amendment to this Certificate of Designations shall not be adopted by the Company without the affirmative written consent of the holders of not less than a majority of the shares of Series C Preferred Stock then issued and outstanding.

8. Equal Treatment of Holders. No consideration (including any modification of this Certificate of Designation or related transaction document) shall be offered or paid to any person or entity to amend or consent to a waiver or modification of any provision of this Certificate of Designations or related transaction document unless the same consideration is also offered to all of the holders of the outstanding shares of Series C Preferred Stock. For clarification purposes, this provision constitutes a separate right granted to each holder by the Company and negotiated separately by each holder, and is intended for the Company to treat all holders of the Series C Preferred Stock as a class and shall not in any way be construed as such holders acting in concert or as a group with respect to the purchase, disposition or voting of the Series C Preferred Stock or otherwise.

9. Severability of Provisions. If any right, preference or limitation of the Series C Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

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IN WITNESS WHEREOF the undersigned has signed this Certificate of Designation this day of JULY 8, 2024.

First Choice Healthcare Solutions, Inc.

By:
Name:	Lance Freidman
Title:	CEO

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock indicated below into shares of common stock, par value $0.0001 per share (the “Common Stock”), of First Choice Healthcare Solutions, Inc., a Delaware corporation (the “Company”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be reasonably required by the Company or its transfer agent. No fee will be charged to the holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion: ___________________________________________________________________________

Number of shares of Preferred Stock owned prior to Conversion: ______________________________________________

Number of shares of Preferred Stock to be Converted: ______________________________________________________

Stated Value of shares of Preferred Stock to be Converted: ___________________________________________________

Dollar amount of Interest to be Converted: _______________________________________________________________

Number of shares of Common Stock to be Issued: _________________________________________________________

Applicable Conversion Price: _________________________________________________________________________

Number of shares of Preferred Stock subsequent to Conversion: ______________________________________________

Address for Delivery: _______________________________

or
DWAC / DRS Instructions:
Broker no: ___________________

Account no: _________________

Name of Entity Holder______________ (Please Print)

By:
Name:
Title:

Name of Individual Holder______________ (Please Print)
______________________ (Signature of Individual Holder)

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WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.

Warrant Certificate No.: _______

Issue Date: _______

Amount _______Warrant shares of Common Stock issued in exchange for the _______Warrants with the Original Issue Dates of _______

FOR VALUE RECEIVED, First Choice Healthcare Solutions, Inc., a Delaware corporation (the “Company”), hereby certifies that the Target Investor, or its registered assigns (the “Holder”) is entitled to purchase from the Company duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a purchase price per share equal to the Qualified Financing Price (as defined below) (the “Exercise Price”), all subject to the terms and conditions set forth below in this Warrant. The total number of Warrant Shares (as defined below) which may be purchased pursuant to this Warrant is equal to the Maximum Exercise Amount. Certain capitalized terms used herein are defined in Section 1 hereof.

This Warrant has been issued pursuant to the terms of the Exchange Agreement dated _______ (the “Exchange Agreement”) and solely in exchange for a Warrant dated as of _______, [originally issued to the Holder pursuant to the terms of Series A Convertible Preferred Stock Subscription Agreement dated N/A/ 10% Senior Secured Convertible Note dated N/A/ 35% Senior Secured Convertible Note dated N/A / Promissory Note dated N/A.] Pursuant to the Exchange Agreement and contemporaneously with the issuance of this Warrant, the Holder has been issued, in exchange for the [Series A Convertible Preferred Stock/ 10% Senior Secured Convertible Note/ 35% Senior Secured Convertible Note/ Promissory Note/ the amounts due to the Holder], a total of _______shares of Series C Preferred Stock of the Company having a total stated value of $__________ (“Preferred Stock Stated Value”).

1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

“Aggregate Exercise Price” means an amount equal to the product of (a) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (b) the Exercise Price in effect as of the Exercise Date in accordance with the terms of this Warrant.

“Board” means the board of directors of the Company.

“Business Day” means any day, except a Saturday, Sunday or Federal holiday.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the preamble.

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“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., eastern time, on a Business Day, including, without limitation, the receipt by the Company of the Exercise Agreement, the Warrant and the Aggregate Exercise Price.

“Exercise Agreement” has the meaning set forth in Section 3(a)(i).

“Exercise Period” has the meaning set forth in Section 2.

“Exercise Price” has the meaning set forth in the preamble.

“Holder” has the meaning set forth in the preamble.

“Maximum Exercise Amount” means 100% of the S-1 Registration strike price of common stock at such time of the date in which the Registration Statement is declared Effective. For example, if the share strike price is $5 per share of common stock at the time of the effective date is declared then the Maximum Exercise Price shall be $5 per share of common stock.

“Original Issue Date” means _______

“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

“Qualified Financing” means the Company’s sale of its Common Stock in an initial public offering pursuant to a registration statement filed with and declared effective by the SEC and the listing of the Common Stock on a “national securities exchange” as defined in Section 6 of the Securities Exchange Act of 1934, as amended.

“Qualified Financing Price” means the price per share in which shares of Common Stock are sold to the public in Qualified Financing.

“Warrant” means this Warrant and all warrants issued upon division or combination of, or in substitution for, this Warrant.

“Warrant Shares” means the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of this Warrant in accordance with the terms of this Warrant.

2. Term of Warrant. Subject to the terms and conditions hereof, at any time or from time to time after the date hereof and prior to 5:00 p.m., eastern time, on the fifth (5th) anniversary of the date hereof or, if such day is not a Business Day, on the next preceding Business Day (the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder.

3. Exercise of Warrant.

(a) Exercise Procedure. This Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i) surrender of this Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Agreement in the form attached hereto as Exhibit A (each, an “Exercise Agreement”), duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and

(ii) payment to the Company of the Aggregate Exercise Price in accordance with Section 3(b).

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(b) Payment of the Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price.

(c) Delivery of Stock Certificates. Upon receipt by the Company of the Exercise Agreement, surrender of this Warrant and payment of the Aggregate Exercise Price (in accordance with Section 3(a) hereof), the Company shall, as promptly as practicable, and in any event within ten (10) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the Warrant Shares issuable upon such exercise. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Agreement and shall be registered in the name of the Holder or, subject to compliance with Section 4 below, such other Person’s name as shall be designated in the Exercise Agreement. This Warrant shall be deemed to have been exercised and such certificate or certificates of Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.

(d) Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock. If this Warrant is exercised in whole, no fractional shares of Common Stock are to be issued, but rather the number of shares of Common Stock to which the Holder shall be entitled shall be rounded up to the nearest whole number.

(e) Delivery of New Warrant. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the certificate or certificates representing the Warrant Shares being issued in accordance with Section 3(c) hereof, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unexpired and unexercised Warrant Shares called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

(f) Valid Issuance of Warrant and Warrant Shares; Payment of Taxes. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:

(i) This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.

(ii) All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges.

(iii) The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(iv) The Company shall use its best efforts to: (i) register the Warrant Shares with the Securities and Exchange Commission; and (ii) cause the Warrant Shares to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares are listed at the time of such exercise as soon as possible after their issuance.

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(v) The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

(g) Conditional Exercise. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock, or otherwise), such exercise may, at the election of the Holder, be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

(h) Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the Exercise Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(i) Holder’s Conversion Limitations. Notwithstanding anything to the contrary set forth in this Warrant, at no time may all or a portion of the Warrant be converted if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules thereunder) more than 4.99% of all of the Common Stock outstanding at such time (the “4.99% Beneficial Ownership Limitation”); provided, however, that upon the Holder providing the Company with sixty-one (61) days’ advance notice (the “4.99% Waiver Notice”) that the Holder would like to waive this Section 4(f) with regard to any or all shares of Common Stock issuable upon conversion of the Warrants, this Section 3(i) will be of no force or effect with regard to all or a portion of the Warrants referenced in the 4.99% Waiver Notice but shall in no event waive the 9.99% Beneficial Ownership Limitation described below. Notwithstanding anything to the contrary set forth in this Warrant, at no time may all or a portion of the Warrants be converted if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by the Holder at such time, would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the 1934 Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time (the “9.99% Beneficial Ownership Limitation” and the lower of the 9.99% Beneficial Ownership Limitation and the 4.99% Beneficial Ownership Limitation then in effect, the “Maximum Percentage”). By written notice to the Company, a holder of the Warrants may from time to time decrease the Maximum Percentage to any other percentage specified in such notice. For purposes hereof, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its stock transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a holder of Warrants, the Company shall within three (3) business days confirm orally and in writing to such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported, which in any event are convertible or exercisable, as the case may be, into shares of the Company’s Common Stock within 60 days’ of such calculation and which are not subject to a limitation on conversion or exercise analogous to the limitation contained herein. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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4. Warrant Redemption. (a) At any time after the Qualified Financing during the term of this Warrant, while a registration statement covering shares of Common Stock underlying this Warrant is in effect, if the shares of Common Stock of the Company shall trade on a national securities exchange at a price equal to the product of: (x) the Qualified Financing Price multiplied by (y) 2.0 for a period of 10 consecutive trading days, this entire Warrant may be redeemed, at the option of the Company, at any time while the Warrant is exercisable and prior to its expiration, at the principal executive offices of the Company, upon notice to the Holder of the Warrant at a price per Warrant equal to $0.01 per Warrant (the “Redemption Price”), provided that any redemption by the Company pursuant to this Section 4(a) shall be subject to the Holder’s Conversion Limitations under Section 3(i) above.

(b) In the event that the Company elects to redeem the entire Warrant, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption and of the Redemption Date shall be provided as set forth in Section 10 hereof not less than thirty (30) days prior to the Redemption Date (the “30-day Redemption Period”) to the Holder of the Warrant.

(c) The Warrant may be exercised at any time after notice of redemption shall have been given by the Company and prior to the Redemption Date. On and after the Redemption Date, as applicable, the Holder of the Warrant shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

5. Transfer of Warrant. Subject to the transfer conditions referred to in the legend endorsed hereon and the terms and conditions of this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment in the form attached hereto as Exhibit B, together with funds sufficient to pay any transfer taxes described in Section 3(f)(v) in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

6. Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein, prior to the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7. Replacement on Loss; Division and Combination.

(a) Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

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(b) Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

8. Compliance with the Securities Act.

(a) Registration of Warrant and Warrant Shares. The Company shall register this Warrant and the Warrant Shares issuable upon the exercise of this Warrant when it registers its Common Stock pursuant to the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission for its Qualified Financing (as such term is defined herein) and the Warrant and the Warrant Shares shall be freely tradeable upon the effective date of the Company’s Registration Statement. The terms of the registration rights granted to the Holder are set forth in a Registration Rights Agreement and incorporated herein by reference.

(b) Agreement to Comply with the Securities Act; Legend. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 8 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR QUALIFIED UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR ASSIGNED UNLESS (I) A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE ACT AND IS QUALIFIED UNDER APPLICABLE STATE AND FOREIGN LAW OR (II) THE TRANSACTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS UNDER THE ACT AND THE QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE AND FOREIGN LAW AND, IF THE CORPORATION REQUESTS, AN OPINION SATISFACTORY TO THE CORPORATION TO SUCH EFFECT HAS BEEN RENDERED BY COUNSEL.”

After the Warrant and the Warrant Shares have been registered under the Securities Act as set forth in Section 8(a), the Company shall, upon receipt of the Warrant from the Holder, re-issue the Warrant without the above legend.

(c) Representations of the Holder. In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:

(i) The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act.

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(ii) The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii) The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.

9. Warrant Register. The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.

10. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10).

If to the Company:	First Choice Healthcare Solutions, Inc.

95 Bulldog Blvd

Suite 202

Melbourne, FL 32901

Attention: Lance Friedman, Chief Executive Officer

If to the Holder:	Target Investor: ______________________

Address: ____________________________ Attention: ___________________________ Email: ______________________________

with a copy to Holder Law Firm:	Company: ___________________________
Address: _______________________________ Attention: _______________________________ Email: __________________________________

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11. Cumulative Remedies. Except to the extent expressly provided in Section 6 to the contrary, the rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

12. Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.

13. Entire Agreement. This Warrant, together with the Exchange Agreement, constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Warrant and the Exchange Agreement, the statements in the body of this Warrant shall control.

14. Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.

15. No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

16. Headings. The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.

17. Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

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18. Severability. If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.

19. Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Florida.

20. Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the state and federal courts sitting in the Middle District of Florida, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

21. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

22. Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

23. No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Original Issue Date.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

By:
Name:	Lance Friedman
Title:	Chief Executive Officer

Accepted and agreed,

TARGET INVESTOR:

By:

Name:

Title:

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EXHIBIT A

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

Ladies and Gentlemen:

(1)	The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by First Choice Healthcare Solutions, Inc., a Delaware corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.

(2)	The undersigned hereby exercises its right to purchase _____________ Warrant Shares pursuant to the Warrant.

(3)	The Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(5)	Pursuant to this Exercise Notice, the Company shall deliver to the Holder ___________Warrant Shares in accordance with the terms of the Warrant.

Dated: ___________________, _______

Name of Holder:

By:
Name:
Title:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

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EXHIBIT B

ASSIGNMENT

FOR VALUE RECEIVED (“Assignor”) hereby sells, assigns and transfers unto (“Transferee”) the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint , attorney, to transfer said Warrant on the books of First Choice Healthcare Solutions, Inc., By acceptance of the foregoing Warrant, Transferee shall become a Holder under said Warrant and subject to the rights, obligations and representations of Holder set forth in said Warrant.

ASSIGNOR:

Dated:	Signature:

Address:

TRANSFEREE:

Dated:	Signature:

Address:

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REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) dated as of _______, 2024, among First Choice Healthcare Solutions, Inc., a Delaware corporation (the “Company”), and Target Investor, (the “Holder”). Each of the Company and the Holder is a “party” to this Agreement and, together, they are the “parties” hereto.

RECITALS

WHEREAS, the Holder is the owner of _______ shares of Series C Preferred Stock of the Company (the “Preferred Stock”) and _______warrants (collectively, the “Warrant”) to purchase shares of Common Stock of the Company (“Warrant Shares”) and the Company has agreed to provide certain rights to Holder to cause any shares of Common Stock par value $0.001 per share (“Common Stock”) obtained upon conversion of the Preferred Stock (“Conversion Shares”) and the Warrant Shares to be registered pursuant to the Securities Act; and

WHEREAS, the parties hereto hereby desire to set forth the Holder’s rights and the Company’s obligations to cause the registration of the Registrable Securities pursuant to the Securities Act;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions and Usage.

As used in this Agreement:

1.1. Definitions.

“Agent” means the principal placement agent on an agented placement of Registrable Securities.

“Business Day” is any day other than a Saturday, Sunday, or day when the Nasdaq Capital Market is not open for regular day trading in the United States.

“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall mean (i) the Class A Common Stock, par value $0.0001 per share, of the Company, and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

“Continuously Effective” with respect to a specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive Business Days, or (ii) an aggregate of fifteen (15) Business Days during the period specified in the relevant provision of this Agreement.

“Conversion Shares” shall have the meaning set forth in the Recitals.

“Demand Registration” shall have the meaning set forth in Section 2.1.

“Demanding Holder” shall have the meaning set forth in Section 2.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“Holder” shall mean the Persons named on Schedule 1 as Holder of Registrable Securities and Transferees of such Persons’ Registrable Securities with respect to the rights that such Transferees shall have acquired in accordance with Section 8, at such times as such Persons shall own Registrable Securities.

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“Initial Public Offering” means the Company’s initial public offering under the Securities Act pursuant to Form S-1 or a comparable successor form.

“Initiating Substantial Holder” shall have the meaning set forth in Section 2.4.

“Majority Selling Holder” means those Selling Holder whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

“Preferred Stock” shall have the meaning set forth in the Recitals.

“Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

“Piggyback Registration” shall have the meaning set forth in Section 3.1.

“Qualified Financing” means the Company’s sale of its Common Stock in an initial public offering pursuant to a registration statement filed with and declared effective by the Commission and the listing of the Common Stock on a “national securities exchange” as defined in Section 6 of the Exchange Act.

“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

“Registrable Securities” shall mean, subject to Section 8 and Section 10.3: (i) the Warrant, the Conversion Shares and the Warrant Shares beneficially owned by Holder, (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such shares; and (iii) any securities issued in exchange for Conversion Shares or the Warrant Shares in any merger or reorganization of the Company; provided, however, that Registrable Securities shall not include any Securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, and, provided, however, that the Company shall have no obligation under Sections 2 and 3 to register any Registrable Securities of a Holder if the Company shall deliver to the Holder requesting such registration an opinion of counsel reasonably satisfactory to such Holder and its counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected.

“Registrable Securities then outstanding” shall mean, with respect to a specified determination date, the Registrable Securities owned by all Holder on such date.

“Registration Expenses” shall have the meaning set forth in Section 6.1.

“Securities Act” shall mean the Securities Act of 1933.

“Selling Holder” shall mean, with respect to a specified registration pursuant to this Agreement, a Holder whose Registrable Securities are included in such registration.

“Shelf Registration” shall have the meaning set forth in Section 2.4.

“Substantial Holder” shall mean any Holder that owned on the date of this Agreement 25% or more of the Registrable Securities then outstanding and such Transferee, if any, to whom such Person Transfers Registrable Securities and assigns such Substantial Holder’s rights as a Substantial Holder as permitted by Section 8.

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“Transfer” shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a “Transfer.”

“Underwriters’ Representative” shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters’ Representative by the co-managers.

“Violation” shall have the meaning set forth in Section 7.1.

“Warrant” shall have the meaning set forth in the Recitals.

“Warrant Shares” shall have the meaning set forth in the Recitals.

1.2. Usage.

(i) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation, or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

(ii) References to Registrable Securities “owned” by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude Conversion Shares held by a Holder in a fiduciary capacity for customers of such Person.

(iii) References to a document are to it as amended, waived, and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

(iv) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto unless the context otherwise requires.

(v) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine, and neuter forms of the terms defined.

(vi) The term “including,” and correlative terms shall be deemed to be followed by “without limitation” whether or not followed by such words or words of like import.

(vii) The term “hereof” and similar terms refer to this Agreement as a whole.

(viii) The “date of” any notice or request given pursuant to this Agreement shall be determined in accordance with Section 13.2.

1.3 Qualified Financing Registration. The Company shall register all Registrable Securities on the registration statement that it utilizes to register its Common Stock for its Initial Public Offering (the “Qualified Financing Registration”). All terms and conditions that apply to a Demand Registration and/or a Piggyback Registration herein shall, as applicable, apply to this Qualified Financing Registration. Sections 2 and 3 shall become applicable at any time the Registrable Securities are not registered under the Securities Act.

1.4 Prior Registration Rights Agreement(s) Superseded. This Agreement shall supersede and replace in their entirety the terms of any and all prior Registration Rights Agreements by and among the Company and the Holder.

1.5 Priority of Registration and Tacking. The securities to be registered pursuant to this Agreement would be in an order such that all the Conversion Shares shall be registered first and the Warrant Shares shall be registered only when all Conversion Shares have been registered. Further, pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act and the rules and regulations promulgated thereunder as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule 144, the holding period of the Preferred Stock or the Warrants (including the Conversion Shares and Warrant Shares issuable upon conversion thereof) tacks back to 8/6/2021, being the most recent amendment to the instrument for the existing holding relating to such shares of Preferred Stock or the Warrants / date of execution of the instrument for the existing holding relating to such shares of Preferred Stock or the Warrants.

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Section 2. Demand Registration.

2.1. At any time after 60 days from the effective date of the Initial Public Offering of the Company’s securities pursuant to a registration statement filed under the Securities Act if one or more Holders that own an aggregate of 40% or more of the Registrable Securities then outstanding shall make a written request to the Company (the “Demanding Holder”), the Company shall cause there to be filed with the Commission a registration statement on Form S-1 or other applicable form meeting the requirements of the Securities Act (a “Demand Registration”), and each Demanding Holder shall be entitled to have included therein (subject to Section 2.9) all or such number of such Demanding Holder’s Registered Shares, as the Demanding Holder shall report in writing. Any request made pursuant to this Section 2.1 shall be addressed to the attention of the Secretary of the Company and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 2.1. The Company shall not be required to effect filing of a registration statement pursuant to this Section 2.1 more than once for the holders of Registrable Securities as a group; provided, that a registration statement shall not count as a Demand Registration requested under this Section 2.1 unless and until it has become effective and the holders requesting such registration are able to register and sell at least 50% of the Registrable Securities requested to be included in such registration.

2.2. The Company shall be entitled to postpone for up to 60 days the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to Section 2.1, if the Board determines, in its good faith reasonable judgment (with the written concurrence of the managing underwriter, if any), that such registration and the Transfer of Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its wholly owned subsidiaries and the Company promptly gives the Demanding Holder notice of such determination; provided, however, that the Company shall not have postponed pursuant to this Section 2.2 the filing of any other Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.2 during the 12 month period ended on the date of the relevant request pursuant to Section 2.1.

2.3. Whenever the Company shall have received a demand pursuant to Section 2.1 to effect the registration of any Registrable Securities, the Company shall within 10 Business Days of the receipt of such written request, give written notice of such proposed registration to all Holder. Any such Holder may, within 20 days after receipt of such notice, request in writing that all of such Holder’s Registrable Securities, or any portion thereof designated by such Holder, be included in the registration.

2.4. At any time after 60 days from the effective date of the Initial Public Offering of the Company’s securities pursuant to a registration statement filed under the Securities Act, each Substantial Holder that shall make a written request to the Company (the “Initiating Substantial Holder”), shall be entitled to have all or any number of such Initiating Substantial Holder’s Registrable Securities included in a registration with the Commission in accordance with the Securities Act for an offering on a delayed or continuous basis on Form S-3 or other applicable form pursuant to Rule 415 under the Securities Act (a “Shelf Registration”). Any request made pursuant to this Section 2.4 shall be addressed to the attention of the Secretary of the Company and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Shelf Registration pursuant to this Section 2.4.

2.5. Following receipt of a request for a Demand Registration or a Shelf Registration, the Company shall:

(i) File the registration statement with the Commission as promptly as practicable, and shall use the Company’s best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

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(ii) Use the Company’s best efforts to keep the relevant registration statement Continuously Effective (x) if a Demand Registration, for up to 180 days or until such earlier date as of which all the Registrable Securities under the Demand Registration statement shall have been disposed of in the manner described in the registration statement, and (y) if a Shelf Registration, for three years. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2 is suspended or, in the case of a Demand Registration, postponed as permitted by Section 2.2, the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

2.6 The Company shall not be obligated to effect more than an aggregate of 2 Demand Registrations on Form S-1 and 2 Demand Registrations on Form S-3 once the Company is eligible to use Form S-3. For purposes of the preceding sentence, registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holder and such interference is not thereafter eliminated, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holder. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be deemed to have been satisfied: (i) if a Demand Registration, upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the registration statement, and (y) the date as of which such Demand Registration shall have been Continuously Effective for a period of 180 days, and (ii) if a Shelf Registration, upon the effective date of a Shelf Registration, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

2.7 A registration pursuant to this Section 2 shall be on such appropriate registration form of the Commission as shall: (i) be selected by the Company and be reasonably acceptable to the Majority Selling Holder, or by the Initiating Substantial Holder, as the case may be, and (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to Section 2.1 or Section 2.2, respectively.

2.8 If any registration pursuant to Section 2 involves an underwritten offering (whether on a “firm,” “best efforts” or “all reasonable efforts” basis or otherwise), or an agented offering, the Majority Selling Holder, or the Initiating Substantial Holder, as the case may be, shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering; provided, however, that each Person so selected shall be reasonably acceptable to the Company.

2.9 Whenever the Company shall effect a registration pursuant to this Section 2 in connection with an underwritten offering by one or more Selling Holder of Registrable Securities: if the Underwriters’ Representative or Agent advises each such Selling Holder in writing that, in its opinion, the amount of securities requested to be included in such offering (whether by Selling Holder or others) exceeds the amount which can be sold in such offering within a price range acceptable to the Majority Selling Holder, securities shall be included in such offering and the related registration, to the extent of the amount which can be sold within such price range, and on a pro rata basis among all Selling Holders; first for the account of the Substantial Holder, and second by all other Selling Holders.

Section 3. Piggyback Registration.

3.1. If the Company at any time proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security Holder or both (other than a registration statement on Form S-8 or other registration solely relating to an offering or sale to employees or directors pursuant to an equity incentive plan or pursuant to a registration statement on Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act), the Company shall promptly give each Holder of Registrable Securities written notice of such registration (a “Piggyback Registration”). Upon the written request of each Holder given within 20 days following the date of such notice, the Company shall cause to be included in such registration statement and use its best efforts to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation or liability to any Holder.

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3.2. If the Underwriters’ Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering: First, all securities proposed to be sold by the Company for its own account; second, the Registrable Securities requested to be included in such registration by Holder pursuant to this Section 3 on a pro rata basis based on the total number of Registrable Securities then held by each such Holder; and third, the shares that any other Holder of Common Stock with registration rights requested to be included in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least 10 Business Days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder”, and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

3.3. Each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Section 3. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

Section 4. Registration Procedures. Whenever required under Section 1.3, Section 2 or Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

4.1. Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company’s best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to one firm of counsel for the Selling Holder (selected by Majority Selling Holder or the Initiating Substantial Holder, as the case may be) copies of all such documents in the form substantially as proposed to be filed with the Commission at least 4 Business Days prior to filing for review and comment by such counsel, which opportunity to comment shall include an absolute right to control or contest disclosure if the applicable Selling Holder reasonably believes that it may be subject to controlling person liability under applicable securities laws with respect thereto.

4.2. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 5.2. Subject to Rule 415 under the Securities Act, if the registration statement is a Shelf Registration, the Company shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act for three years after its effective date, and if during such period any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Company shall promptly notify each Selling Holder, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to each Selling Holder of Registerable Shares such amended or supplemented prospectus, which each such Holder shall thereafter use in the Transfer of Registerable Shares covered by such registration statement. Pending such amendment or supplement each such Holder shall cease making offers or Transfers of Registerable Shares pursuant to the prior prospectus. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Securities from registered status. If the registration statement is a Shelf Registration, and the Commission pursuant to its review and comment process in respect of such Shelf Registration determines that the Company shall not be permitted to register and sell more than 30% of the Company’s public float, the number of Registrable Shares available to the holders of the Preferred Stock that can be registered for offer and sale under such Shelf Registration shall be decreased pro rata in proportion to the Registrable Shares proposed to be sold by such holder under the Shelf Registration.

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4.3. Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

4.4. Use the Company’s best efforts: (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters’ Representative or Agent (as applicable, or if inapplicable, the Majority Selling Holder), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

4.5. In the event of any underwritten or agented offering, enter into and perform the Company’s obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Majority Selling Holder or Initiating Substantial Holder, as the case may be, and the Underwriters’ Representative or Agent for such offering in the marketing of the Registerable Shares, including making available the Company’s officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

4.6. Promptly notify each Selling Holder and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or related Prospectus or for additional information; (ii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) of the occurrence of any event or development that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in a registration statement, prospectus or any such document so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (v) of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate.

4.7 Use the Company’s best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

4.8 Cooperate with the Selling Holder and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and enable such Registrable Securities to be in such denominations and registered in such names as the Selling Holder or managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Securities to the underwriters or third parties.

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4.9 Make generally available to the Company’s security Holder copies of all periodic reports, proxy statements, and other information referred to in Section 10.1.

4.10 Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter (but not more than one firm of counsel to such Selling Holder), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person’s breach of confidentiality on terms reasonably satisfactory to the Company.

4.11 Use the Company’s best efforts to obtain a so-called “comfort letter” from its independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holder, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to Majority Selling Holder or the Initiating Substantial Holder, as the case be. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letter or opinions.

4.12 Use all reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holder of Registrable Securities to consummate the disposition of such Registrable Securities.

4.13 As needed, (i) engage an appropriate transfer agent and provide the transfer agent with printed certificates and/or authorize electronic notations/statements for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

4.14 Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

Section 5. Holder’s Obligations. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

5.1. Furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder’s Registrable Securities, and to cooperate with the Company in preparing such registration.

5.2. Agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Majority Selling Holder (in the case of a registration under Section 2) or the Company and the Majority Selling Holder (in the case of a registration under Section 3).

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Section 6. Expenses of Registration. Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows:

6.1. With respect to the Initial Public Offering, each Demand Registration and Shelf Registration, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Initial Public Offering, Demand Registration and/or Shelf Registration for each Selling Holder (which right may be assigned to any Person to whom Registrable Securities are Transferred as permitted by Section 8), including all registration, filing and Financial Industry Regulatory Authority (FINRA) fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company’s independent public accountants, including the expenses of “comfort letters” required by or incident to such performance and compliance, the reasonable fees and disbursements of one firm of counsel for the Selling Holder of Registrable Securities (selected by Demanding Holder owning a majority of the Registrable Securities owned by Demanding Holder to be included in a Demand Registration or by the Initiating Substantial Holder, as the case may be) (the “Registration Expenses”), transfer taxes and fees of transfer agents and registrars. In addition, the Company will pay internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which securities of the same class issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. In no event, however, will the Company be responsible for any underwriting discounts or selling commissions with respect to any sale of Registrable Securities pursuant to this Agreement (which shall be paid on a pro rata basis by the Selling Holders) or any expenses of any registration proceeding begun pursuant to Section 2 if the registration is subsequently withdrawn at the request of the Majority Selling Holder (in which case all Selling Holder shall bear such expense), unless Holder whose Registrable Securities constitute a majority of the Registrable Securities then outstanding agree that such withdrawn registration shall constitute one of the demand registrations under Section 2 hereof.

6.2. The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 3 for each Selling Holder (which right may be Transferred to any Person to whom Registrable Securities are Transferred as permitted by Section 8), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders of Registrable Securities).

6.3. Any failure of the Company to pay any Registration Expenses as required by this Section 6 shall not relieve the Company of its obligations under this Agreement.

Section 7. Indemnification; Contribution. If any Registrable Securities are included in a registration statement under this Agreement:

7.1. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, employee and affiliate of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys’ fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

(i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto or any documents filed under state securities or “blue sky” laws in connection therewith;

(ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

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(iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law arising from or relating to or in connection with the offer and sale of Registrable Securities pursuant to this Agreement; provided, however, that the indemnification required by this Section 7.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 7 shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so.

7.2. To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys’ fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this Section 7.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, conditioned or delayed, and (y) in no event shall the amount of any indemnity under this Section 7.2 exceed the gross proceeds from the applicable offering received by such Selling Holder.

7.3. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties, acting reasonably; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

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7.4. If the indemnification required by this Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to in this Section 7:

(i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.1 and Section 7.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(i). Notwithstanding the provisions of this Section 7.4, an indemnifying party that is a Selling Holder will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7.5 If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 7 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4.

7.6 The obligations of the Company and the Selling Holder of Registrable Securities under this Section 7 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

Section 8. Transfer of Registration Rights. Rights with respect to Registrable Securities may be Transferred as follows: (i) the rights of a Substantial Holder to require a Shelf Registration pursuant to Section 2.2 may be Transferred to any Person in connection with the Transfer to such Person by such Substantial Holder of a number of Registrable Securities equal to 25% or more of the Registrable Securities outstanding on the date of this Agreement, and (ii) all other rights of a Holder with respect to Registrable Securities pursuant to this Agreement may be Transferred by such Holder to any Person in connection with the Transfer of Registrable Securities to such Person, in all cases, if (x) any such Transferee that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of Exhibit A, and (y) the Transferor shall have delivered to the Secretary of the Company, no later than 15 days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, name and address of the Transferee, and the number of Registrable Securities which shall have been so Transferred.

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Section 9. Intentionally Omitted.

Section 10. Covenants of the Company. The Company hereby agrees, and covenants as follows:

10.1 The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holder to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission. In addition, the Company agrees to furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after the effective date of the first registration statement filed by the Company) and the Securities Act and Exchange Act (at any time after it has become subject to such reporting requirements); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

10.2 (i) The Company shall not, and shall not permit its majority owned subsidiaries to, effect any public sale or distribution of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the 5 Business Days prior to, and during the 90-day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration statement prepared pursuant to this Agreement (other than by the Company pursuant to such registration if the registration is pursuant to Section 3). The Company shall not effect any registration of its securities (other than on Form S-4, Form S-8, or any successor forms to such forms or pursuant to such other registration rights agreements as may be approved in writing by the Majority Selling Holder or the Initiating Substantial Holder, as the case may be, or effect any public or private sale or distribution of any of its securities, including a sale pursuant to Regulation D under the Securities Act, whether on its own behalf or at the request of any holder or Holder of such securities from the date of a request for a Demand Registration pursuant to Section 2.1 until the earlier of (x) 90 days following the date as of which all securities covered by such Demand Registration statement shall have been Transferred, and (y) 180 days following the effective date of such Demand Registration statement, unless the Company shall have previously notified in writing all Selling Holders of the Company’s desire to do so, and Selling Holders owning a majority of the Registrable Securities or the Underwriters’ Representative, if any, shall have consented thereto in writing.

(ii) Any agreement entered into after the date of this Agreement pursuant to which the Company or any of its majority owned subsidiaries issues or agrees to issue any privately placed securities similar to any issue of the Registrable Securities (other than (x) shares of Common Stock pursuant to a stock incentive, stock option, stock bonus, stock purchase or other employee benefit plan of the Company approved by its Board of Directors, and (y) securities issued to Persons in exchange for ownership interests in any Person in connection with a business combination in which the Company or any of its majority owned subsidiaries is a party) shall contain a provision whereby the Holder of such securities agree not to effect any public sale or distribution of any such securities during the periods described in the first sentence of Section 10.2(i), in each case including a sale pursuant to Rule 144 under the Securities Act (unless such Person is prevented by applicable statute or regulation from entering into such an agreement).

10.3 The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (y) Transfer or agree to Transfer all or substantially all the Company’s assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the Transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to include the securities which the Holder of Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

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Section 11. Amendment, Modification and Waivers; Further Assurances.

(i) This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Holder owning Registrable Securities possessing a majority in number of the Registrable Securities then outstanding to such amendment, action or omission to act.

(ii) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

(iii) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

Section 12. Assignment; Benefit. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of Holder owning Registrable Securities possessing a majority in number of the Registrable Securities outstanding on the date as of which such delegation or assignment is to become effective. A Holder may Transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor only as permitted by Section 8.

Section 13. Miscellaneous.

13.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

13.2 Venue. Any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the state and federal courts sitting in the Middle District of Florida.

13.3 Notices. All notices and requests given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile, confirmed electronic mail or overnight air courier guaranteeing next Business Day delivery to the relevant address specified on Schedule 1 to this Agreement or in the relevant agreement in the form of Exhibit A whereby such party became bound by the provisions of this Agreement. Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next Business Day delivery.

13.4 Entire Agreement; Integration. This Agreement, together with all the Exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties, or obligations between the parties respecting the subject matter hereof.

13.5 Injunctive Relief. Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

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13.6 Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

13.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

13.8 Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

13.9 Filing. A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the Secretary of the Company.

13.10 Termination. This Agreement may be terminated at any time by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7 hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding, provided that any shares of Common Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

13.11 Costs and Attorneys’ Fees. In the event that any action, suit, or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit, or other proceeding, including any and all appeals or petitions therefrom.

13.12 No Third Party Beneficiaries. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

By:
Name:	Lance Friedman
Title:	Chief Executive Officer

[Counterpart Signature Page to Registration Rights Agreement]

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IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

Entity or Name:	Target Investor:

By:
Name:
Title:

[Counterpart Signature Page to Registration Rights Agreement]

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EXHIBIT A

AGREEMENT TO BE BOUND

BY THE REGISTRATION RIGHTS AGREEMENT

Reference is hereby made to that certain Registration Rights Agreement dated as of _______, 2024 (the “Agreement”), initially among First Choice Healthcare Solutions, Inc. a Delaware corporation (the “Company”) and the Holder referred to therein.

The undersigned, being the transferee of _______________shares of Registrable Securities (as defined in the Agreement), as a condition to the receipt of such Registrable Securities, acknowledges that matters pertaining to the registration of such Registrable Securities is governed by the Agreement and the undersigned hereby (1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Holder by the terms of the Agreement, as the same has been or may be amended from time to time.

Agreed to this day of , .

*

*

*Include address for notices.

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SCHEDULE 1

HOLDER

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FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

Term Sheet relating to material terms of

Preferred Equity for Existing Securities

This term sheet (“Term Sheet”) summarizes the principal terms and conditions for which First Choice Healthcare Solutions, Inc. (the “Company”) wishes to exchange debt, equity, preferred stock, payables and certain warrants issued by the Company for: (i) a newly created Series C preferred stock of the Company; and (ii) the issuance of new warrants. The final terms of any transaction will be those set forth in definitive documents, provided, however, that the parties seek to enter into this term sheet to memorialize material terms of any such transaction. Material terms include the following:

Proposed Offer:

Each holder the Company’s existing indebtedness or securities as discussed above (“Security Holder”) shall be eligible to receive (i) preferred equity of the Company; and (ii) warrants to purchase common stock of the Company as per the terms and conditions described below.

The amount of indebtedness/ securities held available for exchange shall include the stated value of such indebtedness and/ or holding plus any accrued but unpaid interest (the “Conversion Amount”).

Upon the closing (the “Closing”) of an initial public offering contemplated by the Form S-1 Registration Statement with the latest amendment thereto filed by the Company on MAY 13, 2024 (the “IPO”), such Conversion Amount shall automatically convert into:

	(i)	Shares of Series C Preferred Stock of the Company (the “Series C Preferred Stock”) with the stated value of such Series C Preferred equal to 1.35x the Conversion Amount.
	(ii)	Warrants representing the right to purchase shares of common stock of the Company (“Warrants”)

TERMS OF THE AMENDED SERIES C

Conversion:	At the option of the Security Holder, Series C Preferred Stock shall convert into common stock of the Company (“Common Stock”) at the conversion price (the “Conversion Price”) which shall be the amount equal to the lowest of the VWAP for the Common Stock for the three (3) trading days, five (5) trading days and thirty (30) trading days immediately preceding the date of such conversion, with the exception of any conversion made during the first three (3) trading days on which the Common Stock is listed on a national securities exchange.

Dividend:	Series C Preferred Stock shall accrue a 15% cumulative, non-compounded dividend starting on the date of issuance and ending upon Conversion, payable in cash or by issuance of additional shares of Series C Preferred Stock.

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Rule 144:	With a view to permitting holders to sell Common Stock pursuant to Rule 144, the Company shall covenant to provide such current information as may be required under Rule 144, as promulgated by the Securities Act of 1933, as amended and to use best efforts to provide any such required legal opinion at the Company’s expense.

Liquidation Preference:	Upon liquidation or wind-up of the Company, prior to the holders of Common Stock receiving any value in the Company, holders of Series C Preferred Stock shall be entitled to receive the stated value of the Series C Preferred Stock plus any accrued dividends.

Protective Provisions	The Certificate of Designation (“COD”) shall without the consent of a majority of the holders of the Series C Preferred Stock prohibit the Company from revising the COD in a manner which would negatively affect the rights of the holders of the Series C Preferred Stock and also to issue any class of stock which would be prior to the liquidation rights of the holders of the Series C Preferred Stock.

Future Participation Right:	For a period of one year from the date of the IPO, the Company will grant holders of Series C Preferred Stock the right to participate in any financing subsequent to the IPO.

Registration Rights:

Security Holder’s registration rights as laid out under the instruments for the Existing Holdings shall be cancelled and registration rights as applicable to Series C Preferred Stock and the accompanying registration rights agreement to be executed by the Security Holder shall apply.

Lock-Up; Leak- Out; Share Freeze:

The sale of shares of Common Stock received upon conversion of Series C Preferred Stock by all holders or former holders of Series C Preferred Stock shall be (a) at the request of the underwriter, prohibited for a sixty day period commencing on the closing of the Company’s initial public offering and (b) thereafter, limited, for any trading day, to an aggregate of fifteen percent 15% of the daily trading volume for the Common Stock on such trading day (the “Daily Limit”). Each holder and former holder of Series C Preferred Stock shall, in accordance with this provision, be entitled to sell up to their pro rata share of the Daily Limit on any trading day. The available pro rata share of the Daily Limit for each such holder and former holder shall be calculated by dividing the number of shares of Series C Preferred Stock originally issued to such holder by the total number of shares of Series C Preferred Stock originally issued to all holders. Additionally, for the three (3) trading days following the trading day that the Common Stock initially is equal to or less than the Floor Price no holder may sell in the public market any shares of Common Stock received upon conversion of the Series C Preferred Stock.

Majority Approval:	The Series C Preferred Stock may be amended such that the terms of the Series C Preferred Stock described herein can be amended upon majority consent of the holders of Series C Preferred Stock.

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TERMS OF THE WARRANTS

Exercise and Exercise Price	The holder of the Warrant is entitled to purchase from the Company duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a purchase price per share equal to the price per share in which shares of Common Stock are sold to the public in Qualified Financing. “Qualified Financing” means the Company’s sale of its Common Stock in an initial public offering pursuant to a registration statement filed with and declared effective by the SEC and the listing of the Common Stock on a “national securities exchange” as defined in Section 6 of the Securities Exchange Act of 1934, as amended.

Term of Warrant	Subject to the terms and conditions under the warrant agreement, at any time or from time to time after the date hereof and prior to 5:00 p.m., eastern time, on the fifth (5th) anniversary of the date hereof or, if such day is not a Business Day, on the next preceding Business Day (the “Exercise Period”), the holder of the Warrant may exercise the Warrant for all or any part of the shares of Common Stock or other capital stock of the Company then purchasable upon exercise of the Warrant.

Exercise Procedure

The Warrant may be exercised from time to time on any business day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:

(i) Surrender of the Warrant to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an exercise agreement in the form attached to the Warrant duly completed (including specifying the number of Warrant Shares to be purchased) and executed; and

(ii) payment to the Company of the aggregate exercise price in accordance with the Warrant.

Redemption	At any time after the Qualified Financing during the term of the Warrant, while a registration statement covering shares of Common Stock underlying the Warrant is in effect, if the shares of Common Stock of the Company shall trade on a national securities exchange at a price equal to the product of: (x) the Qualified Financing Price multiplied by (y) 2.0 for a period of 10 consecutive trading days, this entire Warrant may be redeemed, at the option of the Company, at any time while the Warrant is exercisable and prior to its expiration, at the principal executive offices of the Company, upon notice to the Holder of the Warrant at a price per Warrant equal to $0.01 per Warrant (the “Redemption Price”).

Registration Rights	Security Holder’s registration rights as laid out under the existing warrants held by such Security Holder shall be cancelled and registration rights as applicable to the newly issued Warrants as laid down in the Warrant and the accompanying registration rights agreement to be executed by the Security Holder shall apply.

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AGREED AND ACCEPTED:

First Choice Healthcare Solutions, Inc.

By:
Name:	Lance Friedman
Title:	Chief Executive Officer
Date:	July 8, 2024

INVESTOR:

By:

Name:

Title:

Date:

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